Exhibit 99.2

1 Black Diamond Therapeutics, Inc. Developing MasterKey Therapies to Defeat Cancer Resistance December 3, 2025

2 Forward - Looking Statements This presentation contains forward looking statements of Black Diamond Therapeutics, Inc (“we,” “us,” “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future . Forward looking statements contained in this presentation include, but are not limited to, statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the continued development and advancement of silevertinib , the progress, timing and success of our clinical trials of silevertinib and any of our future product candidates, including the availability, timing and announcement of data and results of such trials, our ability to replicate results achieved in our preclinical studies or clinical trials, the expected timing for regulatory feedback and the disclosure of potential registrational pathways for silevertinib , the potential of silevertinib to address the unmet medical need for newly diagnosed non - small cell lung cancer (“NSCLC”) patients with non - classical EGFR mutations and benefit patients with NSCLC across multiple lines of therapy, the potential future development plans for silevertinib in NSCLC and glioblastoma ("GBM"), enrollment in the investigator sponsored Phase 0 / 1 clinical trial of silevertinib of newly diagnosed GBM patients with EGFR alterations, the competitive landscape and market for silevertinib or any of our other current or future product candidates, a potential partnership for silevertinib , our ability to maintain our intellectual property portfolio, the timing and success of our development and commercialization of our product candidates, including our ability to establish and maintain collaborations or strategic relationships, and our expected cash runway . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Except as required by law, we assume no obligation to update these forward looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward looking statements, even if new information becomes available in the future . For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10 - K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC . In addition, we have not conducted any head to head studies comparing our product candidates to any third party drug products or candidates, whether investigated or approved . Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only . Because there are no head to head studies, no conclusions should be made based on cross study comparisons . Recipients are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact . This presentation also contains information using industry publications that generally state that the information contained therein has been obtained from sources believed to be reliable, but such information may not be accurate or complete . While we are not aware of any misstatements regarding the information from these industry publications, we have not independently verified any of the data from third party sources nor have we ascertained the underlying economic assumptions relied on therein .

3 Cancer is a Complex and Ever - Evolving Disease Current targeted therapies were designed against a limited subset of oncogenic mutations Increasing adoption of liquid biopsies reveals a broader set of oncogenic mutations We are Developing MasterKey Therapies to Defeat Cancer Resistance MasterKey approach aims to provide one solution for many mutations and expand addressable patient population Our oral therapies are designed so that patients have the opportunity for a longer, healthier, active life

4 Black Diamond Therapeutics At - a - Glance Clinical - stage company advancing MasterKey therapies designed to expand the addressable patient population Experienced team with deep understanding of cancer biology and oncology drug development Silevertinib : potential First and Best - in - Class 4 th - gen EGFRi in Ph2 for NSCLC , Ph2 trial in GBM initiating in 1H 2026 Pipeline of oral, brain penetrant drug candidates selectively targeting families of oncogenic mutations Multiple clinical catalysts including silevertinib Phase 2 PFS data in 1L NSCLC patients in Q2 2026 Lean organization with runway into 2H 2028; ended Q3 2025 with $135.5M

5 MasterKey : One Solution for Many Mutations Expanded addressable patient population Black Diamond Approach: Targeting families of oncogenic mutations Limited addressable patient population 5 Brain - penetrant to treat CNS disease Traditional Approach: Targeting single mutations in individual tumor types Potent against broad mutation families (including drug resistance mutations) Selective targeting to deliver well - tolerated therapies

6 Advancing Pipeline Across Multiple Oncology Indications Target Drug Candidate Indication Pre - clinical Phase 1 Phase 2 Phase 3 EGFR RAF silevertinib BDTX - 4933 2L/3L NSCLC 1L NSCLC FGFR2/3 BDTX - 4876 Achondroplasia or solid tumors RAF/RAS mutant solid tumors Partnering opportunity Licensed to Servier* ND GBM Final Ph2 data expected Q2 2026 FDA Fast Track Designation for C797S+ Patients Initiate randomized Ph2 trial expected H1 2026; initial PFS data expected 2028 Ph2 DOR/PFS data expected Q2 2026, FDA feedback to follow Exploring partnering opportunities for pivotal development *BDTX eligible for up to $710M in development and commercial milestones + royalties

Silevertinib: Potential First and Best-in-Class 4th Generation EGFR TKI

MasterKey	Targets broad spectrum of EGFR classical, non-classical, and C797S resistance mutations in NSCLC, as well as EGFR oncogenic alterations in GBM
Spares WT-EGFR	Selective for mutations versus WT-EGFR to deliver favorable tolerability profile
Covalent	Oral small molecule with covalent MOA for potency and durability
Brain-Penetrant	Demonstrated pharmacologically relevant exposure in GBM tumor tissue; 86% CNS ORR in frontline NSCLC
Robust Clinical Activity	60% ORR in frontline NSCLC (43 EGFR-NCM patients in Phase 2); over 200 patients treated across NSCLC and GBM since Phase 1 initiation in 2022
Significant Commercial Potential	Initial indications in frontline non-classical EGFRm NSCLC and EGFR+ GBM represent $2bn+ peak opportunity, with potential to expand to other lines of therapy

BLACK DIAMOND THERAPEUTICS

NCM: non-classical mutations

7

8 Silevertinib : Development in NSCLC

Silevertinib: Broad Potential to Benefit EGFRm NSCLC Patients Across Multiple Lines of Therapy

Recurrent setting with EGFR resistance mutations	1L non-classical mutations	1L L858R	Adjuvant/post-adjuvant
Final Ph2 data expected Q2 2026 Fast Track Designation: C797S	Ph2 ORR/preliminary duration of treatment data Q4 2025 Ph2 DOR/PFS data and FDA feedback expected Q2 2026	Highly potent vs. L858R alone and co-expressed non-classical mutations Targeting OS benefit in EGFR L858R NSCLC	Potential for longer duration of therapy, including: • Non-classical adjuvant setting • 1L patients with EGFR-resistance mutations post-adjuvant osimertinib
~5,000 – 11,000	~18,000 – 22,000	~27,000 – 30,000	~7,000 – 14,000

Estimated Addressable Patients in G7 Countries

BLACK DIAMOND THERAPEUTICS

Data Monitor Pharma Intelligence; Zhang Oncotarget 2016; Heymach ESMO 2024; Kantar Treatment Architecture; Rotow JTO 2023; BDTX Internal Data Analysis; Foundation Med AACR 2023; Bertoli Int J Mol Sci 2019; Piotrowska Annals of Oncology 2022

9

The EGFR Mutational Landscape in NSCLC has Evolved, Revealing a Broad Spectrum of Unaddressed Non-Classical Oncogenic Driver & Drug Resistance EGFR Mutations

Evolution of the EGFR mutation landscape over the past 20 years silevertinib
2005
2013
2015
2018
2024
Classical drivers
L858R / Ex19del
Non-classical drivers
C797S resistance
Mutation landscape
Classical EGFR mutations described
T790M resistance
Treatments
Tarceva
(2/3L)
Tarceva
(1L)
TAGRISSO osimertinib
(2L)
TAGRISSO osimertinib
(1L)
silevertinib
(1/2/3L)
Sequencing practices
Mutation specific sequencing
NGS revolution → Realization of EGFR non-classical mutations (NCMs)

Silevertinib: opportunity to address unmet need for non-classical drivers and C797S resistance mutations

Black Diamond Therapeutics

10

Addressing the Unmet Need in 1L EGFR-NCM NSCLC

The Problem: High Prevalence, Poor Outcomes

Non-classical mutations (NCMs) are common and poorly served by current therapies

- **23–30%** of newly diagnosed EGFRm NSCLC patients have **non-classical mutations**
- **NCMs are highly diverse (~100 variants*)**, often co-expressed or structurally complex
- **~60%** receive chemotherapy; median 1L treatment duration is **≤8 months**
- **~1/3** patients present with brain metastases at baseline^

Limitations of Current Therapies

Current TKIs deliver limited benefit to 1L NSCLC patients with NCMs

There is a critical need for a brain penetrant and selective TKI to address NCM spectrum

Mutation Type		Osimertinib mPFS		Afatinib mPFS	
All NCMs		7.0mo (n=55) 9.4mo (n=40)	ARTICUNO (2024) UNICORN (2024)	10.6mo (n=70) 6.1mo (CNS; n=17)	ACHILLES (2025) Kang et al (2023)
Three common NCMs in afatinib FDA label	G719X S768I L861Q	5.1mo (n=20) 9.4mo (n=10) 16.0mo (n=12)	UNICORN (2024) UNICORN (2023)	9.5mo (n=44)	ACHILLES (2024)
Other NCMs		4.0mo (n=27)	ARTICUNO (2024)	8.6mo (n=6)	ACHILLES (2024)
Classical Mutations	Ex19del L858R	21.4mo 14.4mo	FLAURA (2021)	13.7mo 9.6mo	LUX-Lung 6 (2014)

The Opportunity: Silevertinib

Silevertinib is brain penetrant and demonstrates high potency across the spectrum of NCMs

- Potential to address **all major EGFRm NSCLC settings**—classical, non-classical, and resistant
- Shown to **maintain activity** where osimertinib loses potency (e.g., G719X, E709X, S768I)
- Robust **CNS activity**
- **Mutant-selective profile** with potential to **reshape 1L EGFR-NCM treatment**

BLACK DIAMOND THERAPEUTICS

*Guardantinform data derived from collaboration with Guardant Health – data on file at BDTX. ^Li et al Cancers 2022. UNICORN-2024: Okuma et al JAMA Oncology 2024. UNICORN-2023: Bar et al JTO 2023. ARTICUNO: Pizzutilo et al ESMO Open 2024, mPFS for all NCM represents data for Group A TKI naive patients, mPFS for other NCMs is for n=27 patients, for whom all but 2 were TKI-naive. FLAURA: Soria et al NEJM 2018. ACHILLES-2024: Sato et al ASCO 2024. ACHILLES-2025: Miura et al JCO 2025. LUX-Lung 6: Yi-Long et al Lancet Oncology 2014. Kang et al Front Oncol. 2023. mo = months

11

12 NCM: non - classical mutations; 1: Kang et al Front Oncol 2023; 2: Wilcox et al Annals Oncology 2025; 3: Colclough et al Clin Can Res 2021 (afatinib and osimertinib ), data on file ( silevertinib ); Kpuu : unbound brain - to - plasma partition coefficient; 4. No head - to - head studies have been conducted; cross - study data reflect different study designs, populations, and other features. High Incidence of CNS Progression in EGFR - NCM Patients Receiving 1L Afatinib or Osimertinib: Potential for Better Activity with Silevertinib Silevertinib delivers potential best - in - class brain penetration 3,4 Incidence of CNS metastases on 1L osimertinib 2 Incidence of CNS failure on 1L afatinib 1

Silevertinib Phase 1 Dose Escalation: Summary

Mutation Matched Phase 1 Study Inclusion Criteria

Recurrent NSCLC Cohort			Recurrent GBM Cohort	
EGFR mutations at the time of progression: – Non-classical driver, OR – Acquired resistance C797S	Progression after EGFR TKI	Exclusion of EGFR T790M, Ex20ins, KRAS mutations, cMET amplification	EGFR alterations at resection/diagnosis	Wild-type isocitrate dehydrogenase (IDH)

Dose Escalation Completed: 15 mg QD to 400 mg QD

- **Primary objective:** PK and safety
- **Secondary objective:** Anti-tumor activity



15 mg QD
25 mg QD
50 mg QD
100 mg QD
200 mg QD
300 mg QD
400 mg QD

- Target coverage and clinical activity at ≥ 100 mg, MTD at 300 mg

Ph 1 NSCLC Key Data Takeaways

- Once-daily dosing delivers sufficient exposure to inhibit EGFR mutations
- Manageable EGFR TKI tolerability profile at 200 mg
- Radiographic responses and durable anti-tumor activity across multiple mutation families
- ctDNA reduction confirms loss of mutant alleles, which is predictive of clinical benefit[1]
- Data at EORTC 2023

BLACK DIAMOND THERAPEUTICS

1. Thompson, JC., et al., British Journal of Cancer, 2023.

13

14 Patients with non - classical driver mutations after ≤2 prior lines of therapy with osimertinib as the preferred prior EGFR TKI Patients with acquired resistance C797S after ≤2 prior lines of therapy with osimertinib as the only prior EGFR TKI Cohort 2 (enrollment complete 42 pts ) Cohort 1 (enrollment complete 41 pts ) Patients with non - classical driver mutations and no prior treatment Cohort 3 (enrollment complete 43 pts) 1 st Line 2 nd /3 rd Line Initial data on 27 pts reported Sept 2024 Initial ORR and duration of treatment data reported Dec 2025 1 1. Data from Nov 3, 2025 cut Silevertinib Preliminary Phase 2 Data in Recurrent Setting

Silevertinib Phase 2 Clinical Activity Across Broad Spectrum of EGFR Mutations Found in Recurrent Post EGFR TKI Patients

Pts w/ PR

Patient ID	Classical[#]	PACC NCMs	Other NCMs*	C797S
2195	Exon 19del			C797S
2184	Exon 19del			C797S
2097	Exon 19del			C797S
2110	L858R		L833V	C797S
2160	L858R		R108K	C797S
2179	L858R		Y1016C	C797S
2158			L747_A750delinsP^	C797S
2169			L747_P753delinsS^	C797S
2207			L747_A755delinsSKD^	C797S
2118			L747_T751del^; V834L	C797S
2115	L858R	L718V		
2199	L858R	E709A		
2152		G719S; S768I		
2172		G719A; S768I		
2181		G719A; S768I		
2124		E709_T710delinsD		
2197		K745_E746insIPVAIK	K745N	
2208		V774M; S768I		
2198		L718V	L747_P753delinsS^; G930R	
2203			L747P_P753delinS^	
2101			L861Q^	
2188			L861R^; L62R	

All mutations identified with common practice NGS

10 pts with C797S

9 pts with PACC-NCMs

3 pts with other NCMs

- Patients with osi-sensitive NCMs without any EGFR resistance mutations.
- silevertinib expected to deliver benefit in patients with these mutations in 1L setting.

Preliminary ORR of 42% in 19 patients with PACC-NCM or C797S mutations

BLACK DIAMOND THERAPEUTICS

Data from September 23, 2024 disclosure

*[#] includes Ex19del (E746_A750) and L858R; *Includes atypical Ex19dels with variable sensitivity to osimertinib (Heymach et al ESMO 2024)*

^osimertinib-sensitive mutations (Robichaux et al Nature 2021, Heymach et al ESMO 2024); osi = osimertinib

15

16 Silevertinib Preliminary Phase 2 Data in Frontline Setting Patients with non - classical driver mutations after ≤2 prior lines of therapy with osimertinib as the preferred prior EGFR TKI Patients with acquired resistance C797S after ≤2 prior lines of therapy with osimertinib as the only prior EGFR TKI Cohort 2 (enrollment complete 42 pts) Cohort 1 (enrollment complete 41 pts) Patients with non - classical driver mutations and no prior treatment Cohort 3 (enrollment complete 43 pts) 1 st Line 2 nd /3 rd Line Final data expected Q2 2026 Initial ORR and duration of treatment data reported Dec 2025 1 1. Data from Nov 3, 2025 cut

17 Silevertinib in 1L NSCLC: Phase 2 Preliminary Summary □ 43 frontline NSCLC patients presenting with 35 unique EGFR - NCMs enrolled □ 16/43 patients with brain metastases (7/16 with response evaluable CNS lesions) □ All patients were treated with silevertinib at a daily dose of 200mg based on experience in the recurrent setting □ At the time of data cut (Nov. 3, 2025) the median follow up time was 7.2 months □ 29 patients remain on therapy; DOR and PFS data expected in Q2 2026

18 Silevertinib in 1L NSCLC: Patient Demographics and Baseline Characteristics 1L EGFR - NCM (N=43) 200mg QD silevertinib (conducted in the United States and Canada) 70.3 (44 - 91) Age in years, median (range) 12 (28) / 31 (72) Male / Female, N (%) 21 (49) / 22 (51) ECOG 0/1, N (%) 18 (42) / 25 (58) Non - smoker / Former current, N (%) 7 (16) / 32 (74) / 4 (9) Race: Asian / Caucasian / Other, N (%) 25 (58) PACC, N (%) Mutation subgroups 15 (35) Classical - like, N (%) 16 (37) Compound, N (%) 10 (23) Visceral metastases 16 (37) All brain metastases, N (%) Brain metastases 7 (16) Target brain lesions, N (%) Data from Nov 3, 2025 cut

19 Silevertinib 1L NSCLC Preliminary Waterfall Plot: 60% ORR, 86% CNS ORR 2186 2247 2297 2288 2229 2210 2292 2296 2286 2298 2274 2305 2287 2221 2304 2295 2293 2214 2232 2299 2256 2276 2262 2294 2285 2300 2275 2209 2278 2261 2283 2303 2163 2302 2260 2165 2290 2279 2282 2281 Patient ID - 100 - 91.0 - 77.8 - 75.5 - 74.4 - 73.3 - 73.2 - 70.3 - 70.1 - 68.3 - 65.8 - 65.5 - 64.4 - 60.0 - 58.8 - 58.0 - 57.8 - 50.4 - 45.6 - 41.1 - 38.4 - 35.9 - 35.4 - 35.0 - 32.7 - 30.8 - 29.3 - 27.0 - 26.0 - 25.0 - 22.5 - 18.6 - 17.2 - 17.1 - 16.0 - 14.4 - 12.7 - 9.0 - 3.4 - 0.8 Max % reduction L747_K7 54 delinsQ Q G719C S768I I740dupI PVAIK E746_S7 52delins V L861Q E709_T7 10delins D E746_T7 51 delinsV G719C S768I L861Q L861Q G719C L747S L861Q D191N L747_T7 51delins P H835L L833V G719A L833F R108G G719S S768I G719A E746_R7 48delins KP G719A E709A G719A G779F G719A H233R G719A H773L S768I G719A L747_A7 50delins P L747P T751_I7 59delins N L747_P7 53delins S L861Q G719A S768I V774M G719A S768I S720F G719A V689L L861Q G719A G719A G598V L62R L747_T7 51del E709_T7 10delins D Mutation(s) 2 CR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR SD SD SD SD SD SD SD SD SD SD SD PD SD SD Best response Best % SoD Change 10 0 - 10 - 20 - 30 - 40 - 50 - 60 - 70 - 80 - 90 - 100 - 48% - 62% - 68% * * - 76% - 77% * - 81% - 33% 1 * * * * ORR N 60% 43 All NCM (ITT) 56% 25 PACC 73% 15 Classical - like 69% 16 Compound 86% 7 CNS * * 1. Patient awaiting confirmatory scan; i f confirmed, CNS ORR is 100%. 3 patients not on waterfall plot are not evaluable (NE) 2. Patients with compound mutations are classified as “PACC” if at least one PACC mutation is present. * PACC mutation Classical - like mutation Other * Tx ongoing Patient on Rx beyond progression Patient discontinued for reasons other than progression Data from Nov 3, 2025 cut * * * * * Disease Control Rate (DCR): 91% (39/43)

20 Silevertinib 1L NSCLC: Reduction of EGFRm VAF for all Evaluable Patients VAF measured at C3D1 for all patients except for 2196 (EOT measurement) and 2279 (C5D1 measurement) as C3D1 samples were not ava ilable. VAF in ctDNA evaluated using Guardant Health G360 assay. 1. Patients with compound mutations are classified as “PACC” if at least one PACC mutation is present. 2305 2292 2247 2210 2288 2286 2274 2221 2298 2214 2293 2232 2287 2299 2256 2209 2300 2163 2302 2279 2281 2296 2196 2290 2275 2276 Patient ID L861Q D191N E746_T75 1delinsV G719C S768I E709_T71 0delinsD E746_S75 2delinsV L861Q G719C L747S H835L H833V L861Q E746_R7 48delinsK P G719A G719A E709A L747_T75 1delinsP G719A G779F L747_P75 3delinsS L747P S720F G719A V689L G598V E709_T71 0delinsD G719C S768I S768I G719A T751_I75 9delinsN G719A H233R Mutation(s ) 1 • Silevertinib reduces EGFR mutation VAF in ctDNA across 22 unique mutations in 26 patients evaluated, including PACC mutations, classical - like mutations, and other NCMs • Silevertinib achieves 100% clearance of EGFR mutation VAF ctDNA in 21/26 patients and partial reduction (49% - 98%) of EGFR mutation VAF ctDNA in 5/26 patients EGFRm VAF ctDNA Clearance (%) 0 - 25 - 50 - 75 - 100 Other Classical - like mutation PACC mutation Data from Nov 3, 2025 cut

Silevertinib 1L NSCLC Preliminary Swimmer Plot: Encouraging Durability

Patient ID	Structure function group[1]	Non-classical Mutation	CNS
2165	PACC	G719A	T, NT
2186	Classical Like	L747_K754delinsQQ	
2221	Classical Like	H835L, L833V	2T
2209	Classical Like	L747_P753delinsS	
2229	Classical Like	L861Q	
2232	PACC	G719A, E709A	T, NT
2247	PACC	G719C, S768I	NT
2262	PACC	G719A, H773L	
2261	PACC	S768I, V774M	
2260	Classical Like	L861Q	NT
2214	Classical Like	E746_R748delinsKP	
2256	Other	G779F	NT
2279	Other	G598V	3NT
2278	PACC	L861Q ,G719A	
2282	Classical Like	L62R, L747_T751del	
2274	PACC	G719C, L747S	NT
2285	Classical Like	L747_A750delinsP	
2163	Other	S720F	
2210	PACC	E709_T710delinsD	NT
2286	Classical Like	L861Q	
2288	Classical Like	E746_S752delinsV	2T
2276	PACC	G719A, H233R	
2294	PACC	S768I, G719A	
2283	PACC	G719A	
2296	PACC	G719C, S768I	
2295	PACC	G719S, S768I	T
2293	PACC	G719A	
2292	Classical Like	E746_T751delinsV	
2290	PACC	G719A	
2298	Classical Like	L861Q	
2287	Classical Like	L747_T751delinsP	2NT
2297	PACC	I740dupIPVAIK	
2300	PACC	L747P	
2299	PACC	G719A	2T, NT
2275	Classical Like	T751_I759delinsN	
2281	PACC	E709_T710delinsD	
2303	PACC	S768I	T, NT
2302	PACC	G719A, V689L	NT
2304	PACC	G719A, L833F, R108G	
2305	Classical Like	L861Q, D191N	
2301	PACC	G719S R776H	NT
2196	PACC	S768I	
2245	PACC	G719S	



Stable Disease
Complete Response
Partial Response
Progressive Disease
Not Evaluable
1st CR/PR
1st PD
> Ongoing treatment
Time in Months
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

BLACK DIAMOND THERAPEUTICS

1. Patients with compound mutations are classified as "PACC" if at least one PACC mutation is present.

Data from Nov 3, 2025 cut

21

CONFIDENTIAL | 22 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 Months on Treatment % c h a n g e i n S o D 2247 2260 2276 2261 2165 2163 2186 2210 2209 2214 2221 2229 2232 2256 2262 2274 2279 2278 2283 2286 2282 2285 2288 2287 2281 3 pts not on spider plot are NE 2292 2296 2293 2290 2295 2294 2302 2303 2297 2299 2300 2298 2304 2305 Silevertinib 1L NSCLC Preliminary Spider Plot: Encouraging Depth and Durability Data from Nov 3, 2025 cut 2275 Median time to first response Median time to deepest response Median time to dose reduction 42 days 126 days 74 days Patient still on treatment

23 -100.0 -80.0 -60.0 -40.0 -20.0 0.0 20.0 (-2 wk) 1.4 mo 2.6 mo 4.2 mo % SoD change CNS response in 1L NSCLC Patient: 77% Reduction in Brain Target Lesion LN - lymph node; SoD= Sum of diameters per RECIST 1.1 Baseline 4 Target Lesions 1 brain, 1 lung, 2 liver SoD = 91 mm Screening Cycle 7 C7 C5 C3 Scr Target lesions 4.2 mm 6.8 mm 10 mm 18 mm T - Brain, Temporal lobe 20 mm 26 mm 26 mm 30 mm T - Lung Absent 7 mm 8 mm 10 mm T - Liver, left 14mm 18 mm 20 mm 33 mm T - Liver, inferior right 38.2mm 57.8 mm 64 mm 91 mm Target Total Non - target lesions Absent/Normal sized LN Absent/Normal sized LN Absent/Normal sized LN Present NT - Lymph node, pretracheal PR PR PR PACC mutations Patient ID G719S S768I 2295 Data from Nov 3, 2025 cut % SoD Change

24 Silevertinib 200 mg (n=43 1L NSCLC pts) Grade ≥ 3 Any Grade Adverse Event 19% 95% Rash or Acne 9% 77% Stomatitis 19% 74% Diarrhea 5% 72% Paronychia 0 19% Dry Skin 0 5% ALT Increase 56% TRAE Grade≥3 12% SAEs 84% Dose interruption 77% Dose reduction 9% AE Leading to DC Silevertinib Exhibits a Tolerability Profile Consistent with the EGFR TKI Class Rash group terms: rash, rash maculo - papular, rash pustular, rash erythematous, dermatitis acneiform; stomatitis terms: stomatiti s, and mucosal inflammation; DC – discontinuation 1. Araki et al Resp Invest 2024. • 200mg dose for frontline patients determined based on experience with silevertinib in the recurrent setting. Frontline patients are typically more sensitive to EGFR TKI related AEs 1 • AEs were managed by standard supportive care, dose interruptions, and/or dose reduction (to 150mg or 100mg), with minimal impact on response depth or durability to date, and less than 10% leading to discontinuation • 19/22 (86%) patients with a response showed maintenance or deepening of response after dose reduction, including all patients with CNS response Data from Nov 3, 2025 cut

25 Silevertinib: Key Takeaways from Phase 2 Data Silevertinib achieves a 60% ORR and shows promising initial durability across a patient population presenting with a broad range of 35 unique non - classical mutations Robust responses in patients with brain metastases: CNS ORR of 86% (potentially 100%, 1 pt awaiting confirmatory scan per RANO - Brain Metastases guidelines) Tolerability profile for silevertinib is typical for an EGFR TKI; AEs were managed with supportive care and dose interruptions/reductions without compromising response depth or durability to date Initial evidence of durability together with robust CNS activity bode well for prolonged PFS in the EGFR - NCM population where incidence of CNS metastases is high Preliminary data in frontline NSCLC patients is highly encouraging, and pending PFS data expected in Q2 2026, warrants pivotal development Data from Nov 3, 2025 cut

26 S ilevertinib : Development in Glioblastoma

Treatment of EGFR-Driven GBM Requires Inhibition of Complex EGFR Mutations, Particularly EGFRvIII: Potent Preclinical Inhibition by Silevertinib



~50%[1]
~40%[2]
~30%[3]

- ~50%[1] — Of all GBM patients carry oncogenic EGFR alterations
- ~40%[2] — Of all GBM patients have more than one oncogenic EGFR alteration
- ~30%[3] — Of all GBM patients express EGFRvIII, which has been demonstrated to be a potent oncogenic driver

~7,000

GBM patients in the US are diagnosed each year with EGFR mutations that have been shown in preclinical studies to be inhibited by silevertinib

1. Saadeh, F., et al., The International Journal of Biological Markers, 2018 2. Real world evidence data from Tempus Labs analysis of 2,540 GBM patient samples. 3. EGFRvIII expression based upon Noeuveglise et al ESMO OPEN 2022, French et al Neuro-Oncology 2019, Weller et al Lancet Oncology 2017

BLACK DIAMOND THERAPEUTICS
27

Silevertinib: Potential to Overcome Limitations of Prior Attempts to Drug EGFR in GBM

Lessons From Past Failures	Silevertinib
Heterogenic expression of EGFR oncogenic alterations within tumors	**Potent MasterKey preclinical inhibition of co-occurring EGFR alterations and amplification**
Paradoxical activation of EGFR GBM oncogenes induced by reversible inhibitors	**Covalent MOA and no paradoxical activation**
Poor tolerability driven by on target WT-EGFR activity	**Spares WT-EGFR in normal cells while retaining potent activity against EGFR alterations**
Low brain exposure due to a lack of CNS penetrance	**Brain-penetrant to treat CNS tumors**

BLACK DIAMOND THERAPEUTICS

MOA=mechanism of action; CNS=Central Nervous System; WT=Wild-Type; GBM=Glioblastoma Multiforme; NSCLC=Non-Small Cell Lung Cancer

28

Silevertinib: Potential to Address Deficiencies of Other EGFR Therapies

		Black Diamond Therapeutics	Other EGFR Targeted Therapies					
		silevertinib	afatinib	dacomitinib	depatuximab	osimertinib	erlotinib	gefitinib
Potency against EGFR variants in GBM	EGFRvIII	✓	✓	✓	✓	✗	✗ *paradoxical activation*	✗ *paradoxical activation*
	Other EGFR Alterations	✓	✓	✓	✗	✗	✗ *paradoxical activation*	✗ *paradoxical activation*
	EGFR-Amp	✓	✓	✓	✓	✗	✗	✗
Brain Penetration		✓	✗	✗	✗	✓	✗	✗

Black Diamond Therapeutics

Potency and paradoxical activation for EGFR variants for erlotinib, gefitinib, afatinib, dacomitinib, osimertinib from O'Connor et al – BioRxiv 2019. Potency for EGFR variants for depatuximab-M from Marin et al Neuro-Oncology 2021. Brain penetration for erlotinib, gefitinib, afatinib, dacomitinib, and osimertinib from Colclough et al Clin Can Res 2021. Brain penetration for depatuximab-M from Marin et al Neuro-Oncology 2021. Potency for EGFR variants and brain penetration for silevertinib – data on file. No head-to-head clinical study has been conducted between silevertinib and other EGFR targeted therapies in GBM. Brain penetration considered positive for Kpuu>0.2. Potency is considered positive if IC50 for TKI is <25nM or if antibody is shown to bind to EGFR variant.

29

EGFRvIII: Covalent Homodimers Promote Potent Oncogenic Activity in GBM


Dimer
(active)
Disulfide
bond

- In EGFR WT extracellular domain cysteines are paired through intramolecular interactions; there are no free cysteines[1]
- EGFRvIII is a genomic mutation resulting in a free unpaired Cys-307 at the extracellular dimer interface, and Cys-307 forms an intermolecular disulfide bond resulting in a covalent homodimer[1]
- The EGFRvIII covalent homodimer is highly oncogenic[1]
- EGFRvIII is present as a compound mutation in nearly 90% of cases[2]; compound mutations are considered to be *the most oncogenic and actionable* based on experience in EGFR-NCM NSCLC
- EGFRvIII is present in approximately 30% of all GBM patients[3/4/5], regardless of MGMT methylation status[6]

Black Diamond Therapeutics

1. O'Connor et al bioRxiv 2019. 2. Brennan et al Cancer Cell 2012. 3. Noeuveglise et al ESMO OPEN 2022. 4. French et al Neuro-Oncology 2019. 5. Weller et al Lancet Oncology 2017.
6. Felsberg et al Clin Can Res 2017.

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31 Silevertinib Demonstrates Potent Preclinical Inhibition of EGFRvIII and Other Alterations that are Co - Expressed with EGFRvIII Silevertinib potently inhibits EGFRvIII and co - expressed EGFR mutations present in GBM Dosing period GBM6 PDX (EGFRvIII & EGFR - Amp) Day 6 – Day 17 Silevertinib durably inhibits EGFRvIII activity in vivo following a single oral dose Silevertinib improves survival in an intracranial EGFRvIII PDX model Control 4hr 8hr 10hr 12hr 24hr 0 20000 40000 60000 80000 p E G F R ( p 1 0 6 8 ) Ba/F3 allograft (EGFRvIII) Durable inhibition of pEGFR following single oral 50mg/kg dose of silevertinib BDTX data on file and presented at AACR 2023 Annual Meeting. Phenotypic IC50 reflects cellular antiproliferative IC50 correc ted for protein binding. GBM6 PDX study conducted at UCSF neuro oncology core facility; 50mg/kg silevertinib dosed orally over the indicated dosing period.

Encouraging Data for Silevertinib in GBM Trials to Date

Ph 1 Dose Escalation in 2L+

Confirmed ***tolerability***

Data at ASCO 2024

- 41* patients with recurrent disease
- Generally well tolerated @ 200mg
- Preliminary efficacy/RANO response

Phase 0/1 IST in 2L+

Confirmed ***brain exposure***

Encouraging ***clinical activity*** in recurrent setting

Data at
ASCO/EANO/SNO 2024
AACR/EANO 2025

- 21 patients with recurrent disease
- Demonstrated brain exposure
- Preliminary PD/efficacy

Phase 0/1 IST in ND patients

Ph0 PD data, and potential Ph1 OS readout

Initial PD data expected
H1 2026

- Up to 48 newly diagnosed patients
- Pre/post tx biopsies and PD (Ph 0)
- Treatment phase and OS (Ph 1)

BLACK DIAMOND THERAPEUTICS

Wen et al ASCO 2024, Sanai et al ASCO 2024, Sanai et al EANO 2024, Sanai et al SNO 2024, Sanai et al AACR 2025, and Sanai et al EANO 2025
* 27 dose escalation patients presented at ASCO 2024, an additional 14 patients were dosed at 200mg primarily to assess PK and safety.

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Silevertinib 200mg QD Tolerability Profile in GBM: Generally Well-Tolerated

	BDTX Phase 1 (n=17)*		Ivy Phase 1 (n=21)^
Adverse Event	Any Grade	Grade ≥3	Any Grade
Rash or Acne	82%	6%	NA
Diarrhea	41%	0%	NA
Stomatitis	24%	0%	NA
Paronychia	12%	0%	NA
ALT Increase	6%	6%	NA
Dry Skin	0%	0	NA
TRAE Grade≥3	35%		28.6%
SAEs	6%		4.8%
Dose interruption	29%		28.6%
Dose reduction	6%		0%
AE Leading to DC	18%		0%

Silevertinib is ready for Phase 2 development in ND GBM patients

- Silevertinib has been generally well-tolerated; administered to >60 GBM Phase 1 patients (38 at 200mg QD), with the longest on therapy for >16 months
- Silevertinib demonstrated encouraging activity, including RANO response, in a heavily pre-treated patient population (BDTX Phase 1 trial data presented at ASCO 2024)
- Combination of TMZ and silevertinib unlikely to have drug-drug interactions and showed additive anti-tumor activity (preclinical data)
- TMZ and EGFR-TKIs have been combined in GBM patients previously[1], and side-effect profile is manageable
- Phase 0/1 trial (Ivy IST) demonstrates pharmacologically relevant exposure of silevertinib in GBM tumor tissue

BLACK DIAMOND THERAPEUTICS

^ Sanai et al EANO 2025: 21 patients in treatment phase at 200mg
3 patients at 200mg from dose escalation + 14 patients at 200mg from PK/safety cohort; BDTX data on file.
1. Prados et al Cancer Chemotherapy Pharmacology 2008 and Brown et al Journal of Clinical Oncology 2008

33

34 Phase 0/1 IST in Recurrent GBM Patients: Silevertinib Exceeds Targeted Exposure in Non - Contrast Enhancing Regions of Brain Tumors Sanai et al EANO 2025. NE = non - enhancing, E = enhancing, CSF = cerebral spinal fluid Exposure in GBM tumors exceeds IC50 for targeted mutations (measure d in patients dosed 5 days @ 200mg QD) Decreased pEGFR vs. pretreatment archival tissue phosphoEGFR

35 AT: adjuvant therapy after radiation; CRT: chemoradiation; HR: hazard ratio; M: methylated; MGMT: methylguanine methyltransferas e; mos : months; UM: unmethylated; PD: progressive disease Newly Diagnosed GBM Patient Journey: Limited Options for Patients Newly diagnosed GBM (MRI) 4 - 8 weeks Surgery Recovery Radiation + TMZ 4 - 6 weeks IDH, MGMT, EGFR status TMZ up to 6 cycles (28 days) PD Reference OS PFS Setting MGMT Status N Drug Stupp et al 2005 14.6 mos vs 12.1 mos ; HR 0.63, p<0.001 6.9 vs 5.0 mos ; HR 0.54, p<0.001 CRT + AT UM+M 573 TMZ Stupp et al 2017 20.9 mos vs. 16.0 mos ; HR 0.63, p<0.001 6.7 vs 4.0 mos; HR 0.63, p<0.001 AT UM+M 695 TTF CHEMORADIATION ADJUVANT THERAPY Only two therapies approved for GBM patients in last 20 years • Temozolomide (TMZ): primarily benefits methylated patients (though given to unmethylated patients as well) • Tumor Treating Fields (TTF): device with compliance/QOL issues

Design Principles: Randomized Phase 2 Trial in Newly Diagnosed GBM

Design Principles

1 Focus on combination of silevertinib with TMZ (vs. TMZ alone) in unmethylated patients	• Area of highest unmet medical need • Preclinical data support combining TMZ and silevertinib; no anticipated DDI/safety concerns
2 Randomize patients after chemoradiation	• When patients routinely receive maintenance TMZ
3 Focus on EGFRvIII	• Most common oncogenic EGFR alteration in GBM with ~4,000 patients in US each year[1] • Validated oncogenic mutation with distinct covalent dimer mechanism • EGFRvIII status routinely evaluated in surgical resections by NGS or RT-PCR
4 PFS (RANO by BICR) and OS endpoints to measure potential patient benefit	• Response rate in GBM historically unreliable
5 Robust statistical design that provides interim go/no-go data	• Independent Data Monitor Committee (IDMC) to ensure data integrity across both arms

BLACK DIAMOND THERAPEUTICS

1. Based upon EGFRvIII expression in 30% of all GBM (Noeuveglise et al ESMO OPEN 2022, French et al Neuro-Oncology 2019, Weller et al Lancet Oncology 2017), with all EGFR alterations in GBM comprising 50% of all GBM and representing 7000 patients in US each year.

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Randomized Phase 2 of Silevertinib + TMZ in Newly Diagnosed GBM

PART 2: RANDOMIZED PHASE 2 TRIAL



PART 1:
SLV+TMZ
safety run-in
≤12 pts
COMPLETION OF CHEMORADIATION
R
1:1
Experimental arm: SILEVERTINIB + TMZ N=75
silevertinib 150mg or 200mg QD (determined from safety run-in) till progression
TMZ 150-200 mg/m² D1-5 Q28D up to 6 cycles
Control arm: TMZ N=75
TMZ 150-200 mg/m² D1-5 Q28D up to 6 cycles
Primary endpoint PFS (RANO by BICR)
Secondary endpoint OS

- Study population: unmethylated patients with EGFRvIII
- IDMC will perform an interim analysis for both futility and early efficacy, and a final analysis for PFS efficacy
- Confirmation of progression (RANO) by Blinded Independent Committee Review (BICR)

BLACK DIAMOND THERAPEUTICS

SLV: silevertinib; TMZ: temozolomide; ND – newly diagnosed; BICR: Blinded Independent Central Review; IDMC: Independent Data Monitoring Committee

37

Advancing Pipeline Across Multiple Oncology Indications

Target	Drug Candidate	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3
EGFR	silevertinib	2L/3L NSCLC	Final Ph2 data expected Q2 2026 FDA Fast Track Designation for C797S+ Patients			*Exploring partnering opportunities for pivotal development*
		1L NSCLC	Ph2 DOR/PFS data expected Q2 2026, FDA feedback to follow			
		ND GBM	Initiate randomized Ph2 trial expected H1 2026; initial PFS data expected 2028			
RAF	BDTX-4933	RAF/RAS mutant solid tumors	Licensed to Servier*			
FGFR2/3	BDTX-4876	Achondroplasia or solid tumors	Partnering opportunity			

*BDTX eligible for up to $710M in development and commercial milestones + royalties

BLACK DIAMOND THERAPEUTICS

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